                                                                  CONFORMED COPY



                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                      ----------------------------------

                                   FORM 8-K
                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) March 31, 1997

                             WHIRLPOOL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                        1-3932              38-1490038
----------------------------         ----------------      -------------------
(State or other jurisdiction         (Commission File       (I.R.S. Employer
     of incorporation)                   number)           Identification No.)



     2000 M63 North,  Benton Harbor, Michigan                    49022-2692
     ----------------------------------------------------------------------
     (Address of principal executive officers)                   (Zip Code)


                                (616)-923-5000
              --------------------------------------------------
              Registrant's telephone number, including area code

Item 5.   Other Events
          ------------

          On March 31, 1997, the Company announced that Bradley J. Bell, its Vice President and Treasurer, will resign his position to accept a senior leadership position with Rohm and Haas Company. Mr. Bell will remain in his current position until the end of April. A successor to Mr. Bell has not yet been named.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    WHIRLPOOL CORPORATION
                                    Registrant



Date: April 1, 1997             By: /s/  Daniel F. Hopp
                                    --------------------------------------
                                    Name:  Daniel F. Hopp
                                    Title: Vice President, General
                                           Counsel and Secretary